Intangible Assets	12 Months Ended
Dec. 31, 2021
Disclosure Of Intangible Assets [Abstract]
Intangible Assets

17. Intangible assets

Changes in intangible assets for the year ended December 31, 2021 are as follows:

(EUR thousand)	Development costs	Industrial patents and intellectual property rights	Concessions, licenses, trademarks and similar rights	Intangible fixed assets in process and advances	Other intangible assets	Total
Cost
At January 1, 2020	13,505	11,291	24,973	3,554	10,851	64,174
Additions	1,673	2,145	132	1,912	577	6,439
Reclassifications	1,891	1,646	302	(3,863)	24	—
Exchange differences	44	(222)	(37)	(15)	(500)	(730)
At December 31, 2020	17,113	14,860	25,370	1,588	10,952	69,883
Additions	112	1,298	345	3,688	46	5,489
Disposals	(1,153)	(138)	—	(362)	(91)	(1,744)
Reclassifications	—	856	—	(856)	—	—
Exchange differences	9	47	162	15	399	632
At December 31, 2021	16,081	16,923	25,877	4,073	11,306	74,260

Amortization
At January 1, 2020	4,401	8,124	10,987	—	5,838	29,350
Amortization	2,569	1,622	1,837	—	757	6,785
Exchange differences	17	(42)	(6)	—	(122)	(153)
At December 31, 2020	6,987	9,704	12,818	—	6,473	35,982
Amortization	2,896	2,243	1,656	—	709	7,504
Disposal	(1,134)	(139)	—	—	(62)	(1,335)
Exchange differences	3	30	28	—	120	181
At December 31, 2021	8,752	11,838	14,502	—	7,240	42,332

Net book value
At December 31, 2021	7,329	5,085	11,375	4,073	4,066	31,928
At December 31, 2020	10,126	5,156	12,552	1,588	4,479	33,901

Development costs are referred to costs for the study, design and prototype development for products which have been or are expected to be commercialized and for which is probable that the expected future economic benefits will flow to the entity. Development expense is recognized in the consolidated income statement as Research and Development expenses.

Industrial patents and intellectual property rights increase in EUR 1,298 thousand due to the acquisition of licenses for IT Systems and the capitalization of costs associated with upgrading the enterprise resource planning system (ERP).

Concessions, licenses, trademarks and similar rights with a total carrying amount of EUR 11,375 thousand (EUR 12,552 thousand in 2020) mainly includes the tradenames related to Balda Group companies.

Intangible fixed assets in process and advances refer to ongoing projects which shall conclude in the subsequent years. Intangible fixed assets and advances increase in EUR 3,688 thousand mainly due to the integration of our business divisions into the cloud-based enterprise resource planning system. The Group performed an analysis on such cloud computing arrangements for identifying whether they provided a resource identifiable as intangible assets and established that the Group has the power to obtain the future economic benefits flowing from the underlying resources and to restrict the access of others to those benefits. In particular, the analysis was aimed at identifying whether (i) the Group has the contractual right to take possession of the software during the hosting period without significant penalty and (ii) it is feasible for the Group to run the software on its own hardware or contract with another party unrelated to the supplier to host the software.

No impairment indicators have been identified for intangible assets and therefore no impairment losses have been accounted for. No changes in the useful life of intangible assets have occurred in all periods presented.